WE **MUST** RECEIVE YOUR VOTE BY DECEMBER 8!

YOUR vote is needed for the proposed merger of the FMA Small Company Portfolio into the newly-created John Hancock Small Company Fund.

VOTE BY PHONE

Call **866-586-0633** Monday through Friday 9:30AM–9:00PM EST or Saturday 10:00AM–6:00PM EST. Please have your proxy card handy.

VOTE ONLINE

Visit **www.proxyvote.com** and enter the control number that appears on the proxy card. The website will give you simple further instructions.